Supplemental Agreement No. 16

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT, entered into as of April 20, 2021, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

    WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft);

WHEREAS, Boeing and Customer have previously agreed to terms and conditions for Customer’s participation in Boeing’s Environmental Technology Testing Program and have no agreed to certain updates and amendments to the same;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.Purchase Agreement Table of Contents:

1.1The Purchase Agreement “Table of Contents,” is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 16.

1.2
2. Letter Agreements:
P.A. 3866
ASA    SA-16-1

Supplemental Agreement No. 16 to
Purchase Agreement No. 3866

2.1Letter Agreement ASA-PA-3866-LA-1104597, entitled “Environmental Technology Testing” is hereby deleted and replaced in its entirety with a revised Letter Agreement ASA-PA-3866-LA-1104597R1, entitled “Environmental Technology Testing”, attached hereto, to reflect changes made in this Supplemental Agreement 16.

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Finance and Alliances & Treasurer

P.A. 3866
ASA    SA-16-2